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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                        ______________________________

                                   FORM 8-K
                          _________________________

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):
                              February, 4, 2005

                        CARRINGTON LABORATORIES, INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



               Texas                     0-11997             75-1435663
   ----------------------------        ----------         ----------------
   (State or other jurisdiction        Commission         (I.R.S. Employer
 of incorporation or organization)     File Number       Identification No.)



          2001 Walnut Hill Lane
              Irving, Texas                                   75038
 ----------------------------------------                   ----------
 (Address of principal executive offices)                   (Zip Code)


    Registrant's telephone number, including area code:  (972) 518-1300


              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

 Item 1.01.  Entry into a Material Definitive Agreement.

 On February 4, 2005, Carrington Laboratories, Inc. (the "Registrant") and Southern Research Institute ("Southern") of Birmingham, Alabama, agreed to a one-year extension of the Strategic Collaboration Agreement, extending the term of the agreement until January 23, 2006. The agreement provides for Southern to assist the Registrant's wholly owned subsidiary, DelSite Biotechnologies, Inc. ("DelSite"), in the development and ultimate commercialization of DelSite's patented drug-delivery technology based on the natural polymer GelSite[R].

 In addition, on February 14, 2005, Carrington was notified that Southern had assigned all of its rights and responsibilities under the agreement to its affiliate, Brookwood Pharmaceuticals, Inc., effective retroactive to January 1, 2005. This assignment was in accordance with the terms and provisions of the agreement.


 Item 7.01.  Regulation FD Disclosure.

 On February 15, 2005, the Registrant issued a press release announcing the extension of the agreement between Carrington and Southern Research Institute, a copy of which press release is attached as Exhibit 99.1.

 On February 22, 2005, the Registrant issued a press release announcing the assignment of all its rights, a copy of which press release is attached as
 Exhibit 99.2.


 Item 9.01.  Financial Statements and Exhibits.

   (c) Exhibits.

   10.1 Extension Agreement between Carrington Laboratories, Inc. and Southern Research Institute dated January 25, 2005.

   99.1   Press release dated February 15, 2005.

   99.2   Press released dated February 22, 2005.


                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               CARRINGTON LABORATORIES, INC.



 Date: February 22, 2005          By: /s/ Carlton E. Turner
                                  -------------------------------------
                                  Carlton E. Turner
                                  President and CEO

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                                Exhibit Index


    Exhibit
    Number      Description
    -------     -----------
      10.1      Extension Agreement between Carrington Laboratories, Inc.
                and Southern Research Institute dated January 25, 2005.

      99.1      Press Release dated February 15, 2005.

      99.2      Press released dated February 22, 2005.